Exhibit 10.1

AMENDMENT NO.1 TO DEFINITIVE AGREEMENT

THIS AMENDMENT NO.1 TO DEFINITIVE AGREEMENT (the “Amendment”) is made and entered into as of this 29th day of October, 2010, by and among THE LANGUAGE KEY TRAINING LTD, a British Virgin Islands Corporation, Dirk Haddow, Mark Wood, Chris Durcan and/or Jeff Tennenbaum, individually, (collectively hereinafter referred to as the “Sellers”), and MOUNT KNOWLEDGE HOLDINGS, INC., a Nevada Corporation (the “Company”), (collectively referred to as the “Parties”).

RECITALS

WHEREAS, the Parties have entered into that certain Definitive Agreement (the “Definitive Agreement”) dated as of October 5, 2010 pursuant to which the Sellers have agreed to sell to the Company and the Company has agreed to purchase from the Sellers a certain amount of ownership interest in one or more of the entities owned and operated by the Sellers, including additional considerations, in accordance with the terms and conditions set forth therein;

WHEREAS, Sections 3.3, 3.4 and 3.5 of the Definitive Agreement provide that certain events described therein shall occur on October 31, 2010 and Section 5.1 of the Definitive Agreement provides that the Closing shall occur on or before October 31, 2010 or at such later date as shall be mutually agreed upon by the Parties; and

WHEREAS, the Parties mutually agree to amend Sections 3.3, 3.4 and 3.5 of the Definitive Agreement to reflect that the events described therein shall occur on December 31, 2010 and to amend Section 5.1 of the Definitive Agreement to reflect that Closing shall occur on or before December 31, 2010 or at such later date as shall be mutually agreed upon by the Parties;

WHEREAS, Section 9.8 of the Definitive Agreement provides that no modification thereof shall be effective unless in writing and signed by all the Parties; and

WHEREAS, the Parties intend that this Amendment satisfy the requirements of Section 9.8 of the Definitive Agreement with respect to the matters set forth herein.

NOW, THEREFORE, in consideration of the promises and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, agree as follows:

AGREEMENT

1.      Amendments.

(a) Sections 3.3, 3.4 and 3.5 of the Definitive Agreement are each hereby amended by replacing each occurrence of “October 31, 2010” therein to “December 31, 2010”.

(b) Section 5.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Closing and Closing Date. Subject to the satisfaction or waiver of each of the conditions precedent to closing set forth herein, the closing of the transactions contemplated by this Agreement (the "Closing") shall occur on or before December 31, 2010 or at such later date as shall be mutually agreed upon by the Parties hereto (the “Closing Date”).”

3.      Defined Terms. Unless otherwise defined herein, all capitalized terms shall have the meanings specified or referred to in the Definitive Agreement.

4.      GOVERNING LAW. THIS AMENDMENT AND THE PERFORMANCE HEREOF SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, OF THE UNITED STATES OF AMERICA. ANY DISPUTE ARISING UNDER OR OUT OF THIS AGREEMENT SHALL BE SUBMITTED FOR RESOLUTION TO AN APPLICABLE STATE OR FEDERAL COURT OF COMPETENT JURISDICTION THAT IS LOCATED IN THE STATE OF NEVADA, OF THE UNITED STATES OF AMERICA.

5.      Counterparts. This Amendment may be executed in any number of counterparts, all of which will constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Facsimile or other electronic transmission of any signed original document shall be deemed the same as delivery of an original. Except as provided in this Amendment, the Merger Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed on this 29th day of October 2010.

WITNESSES:	SELLERS

LANGUAGE KEY TRAINING LTD.,
A British Virgin Island Corporation

/s/ Dirk Haddow
BY: Dirk Haddow
Print Name: _______________	ITS: President and CEO

/s/ Dirk Haddow
BY: Dirk Haddow, Individually
Print Name: _______________

/s/ Mark Wood
BY: Mark Wood, Individually
Print Name: _______________

/s/ Chris Durcan
BY: Chris Durcan, Individually
Print Name: _______________

/s/ Jeff Tennenbaum
BY: Jeff Tennenbaum, Individually
Print Name: _______________

WITNESSES:	COMPANY

MOUNT KNOWLEDGE HOLDINGS, INC.,
A Nevada Corporation, USA

/s/ Daniel A. Carr
BY: Daniel A. Carr
Print Name: _______________	ITS: President and CEO